UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

The AZEK Company Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 275-2935

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (as defined below), the stockholders of The AZEK Company Inc. (the “Company”) approved the 2021 Employee Stock Purchase Plan (the “ESPP”), which had been previously approved by the Company’s Compensation Committee of the Board of Directors and the Company’s Board of Directors, in each case, subject to stockholder approval. The ESPP became effective as of the date of stockholder approval.

The material features of the ESPP are described in the section entitled “Proposal No. 6: Adoption of 2021 Employee Stock Purchase Plan” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on January 24, 2022, which pages are incorporated herein by reference. A copy of the ESPP, as approved by the Company’s stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting (as defined below), upon the recommendation of the Board of Directors, the stockholders of the Company approved amendments to the Company’s certificate of incorporation (the “Charter Amendments”) to (i) remove supermajority voting requirements to amend the Company’s certificate of incorporation and bylaws and (ii) declassify the Company’s Board of Directors and phase in annual director elections over a period of three years, so that beginning with the Company’s 2025 annual meeting of stockholders, the declassification of the Board of Directors will be complete and all directors will be subject to annual election for one-year terms. As a result, the Company filed a Certificate of Amendment setting forth the Charter Amendments (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on March 9, 2022. The Certificate of Amendment became effective upon filing. Following the filing of the Certificate of Amendment, the Company filed the Restated Certificate of Incorporation (the “Restated Certificate”), which restated and integrated, but did not further amend, the certificate of incorporation, with the Secretary of State of the State of Delaware on March 9, 2022. The Restated Certificate became effective upon filing.

In addition, the Board of Directors approved conforming amendments to the Company’s bylaws (the “Bylaw Amendments”, and such bylaws, as amended and restated, the “Amended and Restated Bylaws”), subject to stockholder approval of the Charter Amendments and the filing and effectiveness of the Certificate of Amendment.  Accordingly, the Bylaw Amendments took effect upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

The foregoing summaries of the Charter Amendments and the Bylaw Amendments do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Charter Amendments and the Bylaw Amendments set forth under the headings “Proposal No. 4: Approval of Amendments to our Certificate of Incorporation to Remove Supermajority Voting Requirements to Amend the Company’s Certificate and Bylaws” and “Proposal No. 5: Approval of Amendments to our Certificate of Incorporation to Declassify our Board of Directors and Phase-in Annual Director Elections” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on January 24, 2022 and (ii) the Certificate of Amendment, the Restated Certificate and the Amended and Restated Bylaws, copies of which are attached as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 8, 2022, the Company held its annual meeting of stockholders (the “Annual Meeting”). A total of 147,394,687 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 95% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.

The final voting results are as follows:

Proposal No. 1: Election of Fumbi Chima and Brian Spaly to the Company’s Board of Directors

The Company’s stockholders elected Ms. Chima and Mr. Spaly to serve on the Company’s Board of Directors as Class II directors for a three-year term expiring at the Company’s annual meeting in 2025 by the votes indicated below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fumbi Chima	140,985,942	880,346	5,528,299
Brian Spaly	140,820,734	1,045,554	5,528,299

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,157,017	209,346	28,324	0

Proposal No. 3: Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation

The Company’s stockholders have recommended that the Company hold advisory votes to approve executive compensation each year.

One Year	Two Years	Three Years	Abstentions
141,468,095	8,239	353,006	37,048

In light of these voting results, the Company plans to hold future advisory votes to approve executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Proposal No. 4: Approval of Amendments to Certificate of Incorporation to Remove Supermajority Voting Requirements to Amend the Company’s Certificate of Incorporation and Bylaws

The Company’s stockholders have approved amendments to the Company’s certificate of incorporation to remove supermajority voting requirements to amend the Company’s certificate of incorporation and bylaws. The amendments are described in Item 5.03 of this Form 8-K and such descriptions are incorporated herein by reference.

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,831,722	21,659	13,007	5,528,299

Proposal No. 5: Approval of Amendments to Certificate of Incorporation to Declassify the Company’s Board of Directors and Phase In Annual Director Elections

The Company’s stockholders have approved amendments to the Company’s certificate of incorporation to declassify the Company’s Board of Directors and phase in annual director elections. The amendments are described in Item 5.03 of this Form 8-K and such descriptions are incorporated herein by reference.

Class A common stock and Class B common stock voting together:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,841,204	16,218	8,966	5,528,299

Class A common stock voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,841,104	16,218	8,966	5,528,299

Proposal No. 6: Approval of Adoption of 2021 Employee Stock Purchase Plan

The Company’s stockholders have approved the Company’s adoption of the ESPP. The ESPP is described in Item 5.02 of this Form 8-K and such description is incorporated herein by reference.

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,801,415	55,433	9,540	5,528,299

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation of The AZEK Company Inc.
3.2	Restated Certificate of Incorporation of The AZEK Company Inc. dated March 9, 2022
3.3	Amended and Restated Bylaws of The AZEK Company Inc.
10.1	2021 Employee Stock Purchase Plan of The AZEK Company Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: March 10, 2022	By:	/s/ Paul J. Kardish
Paul J. Kardish
Senior Vice President and Chief Legal Officer

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